                                                                      EXHIBIT 4

                              AFFILIATE AGREEMENT
                              -------------------


Physician Sales & Service, Inc.
4345 Southpoint Boulevard
Jacksonville, Florida  32216

Attention:  Patrick C. Kelly
            David A. Smith

Gentlemen:

     The undersigned is a shareholder of Gulf South Medical Supply, Inc. ("GSMS"), a corporation organized and existing under the laws of the State of Delaware, and will become a shareholder of Physician Sales & Service, Inc. ("PSS"), a corporation organized and existing under the laws of the State of Florida, pursuant to the transactions described in the Agreement and Plan of Merger, dated as of December 14, 1997 (the "Agreement"), by and among PSS, PSS Merger Corp. ("Merger Corp.") and GSMS. Under the terms of the Agreement, Merger Corp. will be merged into and with GSMS (the "Merger"), and the shares of the $.01 par value common stock of GSMS ("GSMS Common Stock") will be converted into and exchanged for shares of the $.01 par value common stock of PSS ("PSS Common Stock"). This Affiliate Agreement represents an agreement between the undersigned and PSS regarding certain rights and obligations of the undersigned in connection with the shares of PSS to be received by the undersigned as a result of the Merger.

     In consideration of the Merger and the mutual covenants contained herein, the undersigned and PSS hereby agree as follows:

     1.  Affiliate Status.  The undersigned understands and agrees that as to
         ----------------
GSMS he is an "affiliate" under Rule 145(c) as defined in Rule 405 of the Rules and Regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended ("1933 Act"), and the undersigned anticipates that he will be such an "affiliate" at the time of the Merger.

     2.  Initial Restriction on Disposition.  The undersigned agrees that he
         ----------------------------------
will not sell, transfer, or otherwise dispose of his interests in, or reduce his risk relative to, any of the shares of PSS Common Stock into which his shares of GSMS Common Stock are converted upon consummation of the Merger until such time as PSS notifies the undersigned that the requirements of SEC Accounting Series Release Nos. 130 and 135 ("ASR 130 and 135") have been met. The undersigned understands that ASR 130 and 135 relate to publication of financial results of post-Merger combined operations of PSS and GSMS. PSS agrees that it will publish such results as promptly as practicable following the Merger in the sole discretion of PSS, but in any event within 45 days after the end of the first fiscal quarter of PSS containing the required period of post-Merger combined operations and that it will notify the undersigned promptly following such publication.

     3.  Covenants and Warranties of Undersigned.  The undersigned represents,
         ---------------------------------------
warrants and agrees that:

     (a) The PSS Common Stock received by the undersigned as a result of the Merger will be taken for his own account and not for others, directly or indirectly, in whole or in part.

     (b) PSS has informed the undersigned that any distribution by the undersigned of PSS Common Stock has not been registered under the 1933 Act and that shares of PSS Common Stock received pursuant to the Merger can only be sold by the undersigned (1) following registration under the 1933 Act, or
   (2) in conformity with the volume and other requirements of Rule 145(d) promulgated by the SEC as the same now exist or may hereafter be amended, or
   (3) to the extent some other exemption from registration under the 1933 Act might be available. The undersigned understands that PSS is under no
                        ------------------------------------------------
   obligation to file a registration statement with the SEC covering the
   ---------------------------------------------------------------------
   disposition of the undersigned's shares of PSS Common
   -----------------------------------------------------

   Stock or to take any other action necessary to make compliance with an
   ----------------------------------------------------------------------
   exemption from such registration available.
   ------------------------------------------

     (c) During the 30 days immediately preceding the Effective Time of the Merger, the undersigned has not sold, transfered, or otherwise disposed of his interests in, or reduced his risk relative to, any of the shares of GSMS Common Stock beneficially owned by the undersigned as of the record date for determination of shareholders entitled to vote at the Shareholders' Meeting of GSMS held to approve the Merger.

     (d) The undersigned is aware that PSS intends to treat the Merger as a tax-free reorganization under Section 368 of the Internal Revenue Code ("Code") for federal income tax purposes. The undersigned agrees to treat the transaction in the same manner as PSS for federal income tax purposes. The undersigned acknowledges that Section 1.368-1(b) of the Income Tax Regulations requires "continuity of interest" in order for the Merger to be treated as tax-free under Section 368 of the Code. This requirement is satisfied if, taking into account those GSMS shareholders who receive cash in exchange for their stock, who receive cash in lieu of fractional shares, or who dissent from the Merger, there is no plan or intention on the part of the GSMS shareholders to sell or otherwise dispose of the PSS Common Stock to be received in the Merger that will reduce such shareholders' ownership to a number of shares having, in the aggregate, a value at the time of the Merger of less than 50% of the total fair market value of the GSMS Common Stock outstanding immediately prior to the Merger. The undersigned has no prearrangement, plan or intention to sell or otherwise dispose of an amount of his PSS Common Stock to be received in the Merger which would cause the foregoing requirement not to be satisfied.

     4.  Restrictions on Transfer.  The undersigned understands and agrees that
         ------------------------
stop transfer instructions with respect to the shares of PSS Common Stock received by the undersigned pursuant to the Merger will be given to PSS's transfer agent and that there will be placed on the certificates for such shares, or shares issued in substitution thereof, a legend stating in substance:

   "The shares represented by this certificate were issued pursuant to a business combination which is accounted for as a "pooling of interests" and may not be sold, nor may the owner thereof reduce his risks relative thereto in any way, until such time as PSS, Inc. ("PSS") has published the financial results covering at least 30 days of combined operations after the effective date of the merger through which the business combination was effected. In addition, the shares represented by this certificate may not be sold, transferred or otherwise disposed of except or unless (1) covered by an effective registration statement under the Securities Act of 1933, as amended, (2) in accordance with (i) Rule 145(d) (in the case of shares issued to an individual who is not an affiliate of PSS) or (ii) Rule 144 (in the
                           ---
   case of shares issued to an individual who is an affiliate of PSS) of the Rules and Regulations of such Act, or (3) in accordance with a legal opinion satisfactory to counsel for PSS that such sale or transfer is otherwise exempt from the registration requirements of such Act."

Such legend will also be placed on any certificate representing PSS securities issued subsequent to the original issuance of the PSS Common Stock pursuant to the Merger as a result of any transfer of such shares or any stock dividend, stock split, or other recapitalization as long as the PSS Common Stock issued to the undersigned pursuant to the Merger has not been transferred in such manner to justify the removal of the legend therefrom. Upon the request of the undersigned, PSS shall cause the certificates representing the shares of PSS Common Stock issued to the undersigned in connection with the Merger to be reissued free of any legend relating to restrictions on transfer by virtue of ASR 130 and 135 as soon as practicable after the requirements of ASR 130 and 135 have been met. In addition, if the provisions of Rules 144 and 145 are amended to eliminate restrictions applicable to the PSS Common Stock received by the undersigned pursuant to the Merger, or at the expiration of the restrictive period set forth in Rule 145(d), PSS, upon the request of the undersigned, will cause the certificates representing the shares of PSS Common Stock issued to the undersigned in connection with the Merger to be reissued free of any legend relating to the restrictions set forth in Rules 144 and 145(d) upon receipt by PSS of an opinion of its counsel to the effect that such legend may be removed.

     5.  Understanding of Restrictions on Dispositions.  The undersigned has
         ---------------------------------------------
carefully read the Agreement and this Affiliate Agreement and discussed their requirements and impact upon his ability to sell, transfer, or otherwise dispose of the shares of PSS Common Stock received by the undersigned, to the extent he believes necessary, with his counsel or counsel for GSMS.

     6.  Filing of Reports by PSS.  PSS agrees, for a period of three years
         ------------------------
after the effective date of the Merger, to file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, so that the public information provisions of Rule 145(d) promulgated by the SEC as the same are presently in effect will be available to the undersigned in the event the undersigned desires to transfer any shares of PSS Common Stock issued to the undersigned pursuant to the Merger.

     7.  Transfer Under Rule 145(d).  If the undersigned desires to sell or
         --------------------------
otherwise transfer the shares of PSS Common Stock received by him in connection with the Merger at any time during the restrictive period set forth in Rule 145(d), the undersigned will provide the necessary representation letter to the transfer agent for PSS Common Stock together with such additional information as the transfer agent may reasonably request. If PSS's counsel concludes that such proposed sale or transfer complies with the requirements of Rule 145(d), PSS shall cause such counsel to provide such opinions as may be necessary to PSS's Transfer Agent so that the undersigned may complete the proposed sale or transfer.

     8.  Acknowledgments.  The undersigned recognizes and agrees that the
         ---------------
foregoing provisions also apply to all shares of the capital stock of GSMS and PSS that are deemed to be beneficially owned by the undersigned pursuant to applicable federal securities laws, which the undersigned agrees may include, without limitation, shares owned or held in the name of (i) the undersigned's spouse, (ii) any relative of the undersigned or of the undersigned's spouse who has the same home as the undersigned, (iii) any trust or estate in which the undersigned, the undersigned's spouse, and any such relative collectively own at least a 10% beneficial interest or of which any of the foregoing serves as trustee, executor, or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, the undersigned's spouse and any such relative collectively own at least 10% of any class of equity securities or of the equity interest. The undersigned further recognizes that, in the event that the undersigned is a director or officer of PSS or becomes a director or officer of PSS upon consummation of the Merger, among other things, any sale of PSS Common Stock by the undersigned within a period of less than six months following the effective time of the Merger may subject the undersigned to liability pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     9.  Miscellaneous.  This Affiliate Agreement is the complete agreement
         -------------
between PSS and the undersigned concerning the subject matter hereof. Any notice required to be sent to any party hereunder shall be sent by registered or certified mail, return receipt requested, using the addresses set forth herein or such other address as shall be furnished in writing by the parties. This Affiliate Agreement shall be governed by the laws of the State of Delaware.

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ William W. McInnes
                              ___________________________
                              Signature

                              William W. McInnes
                              ___________________________
                              Print Name

                              116 30th Avenue S
                              ____________________________

                              Nashville, TN 37212
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Edward Shulman
                              ___________________________
                              Signature

                              Edward Shulman
                              ___________________________
                              Print Name

                              5909 Dalecross CT
                              ____________________________

                              Glen Allen, VA 23060
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Donna C.E. Williamson
                              ___________________________
                              Signature

                              Donna C.E. Williamson
                              ___________________________
                              Print Name


                              ____________________________


                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ David L. Bogetz
                              ___________________________
                              Signature

                              David L. Bogetz
                              ___________________________
                              Print Name


                              ____________________________


                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Melvin L. Hecktman
                              ___________________________
                              Signature

                              Melvin L. Hecktman
                              ___________________________
                              Print Name

                              530 Waters Edge Ct
                              ____________________________

                              Northbrook, IL 60062
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Thomas G. Hixon
                              ___________________________
                              Signature

                              Thomas G. Hixon
                              ___________________________
                              Print Name

                              165 Butler Drive
                              ____________________________

                              Ridgeland, MS 39154
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Steve Richardson
                              ___________________________
                              Signature

                              Steve Richardson
                              ___________________________
                              Print Name

                              194 Sunsan Road
                              ____________________________

                              Madison, MS 39116
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Guy W. Edwards
                              ___________________________
                              Signature

                              Guy W. Edwards
                              ___________________________
                              Print Name

                              567 Arbor Drive
                              ____________________________

                              Madison, MS 39110
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Stanton Keith Pritchard
                              ___________________________
                              Signature

                              Stanton Keith Pritchard
                              ___________________________
                              Print Name

                              #3 Abbey Nord
                              ____________________________

                              Jackson, MS 39216
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________

     This Affiliate Agreement is executed as of the 14th day of December, 1997.

                              Very truly yours,

                              /s/ Louie Vaughan
                              ___________________________
                              Signature

                              Louie Vaughan
                              ___________________________
                              Print Name

                              318 Woodrun Drive
                              ____________________________

                              Ridgeland, MS 39157
                              ____________________________
                              Address

                              [add below the signatures of all registered owners of shares deemed beneficially owned by the affiliate]

                              ___________________________
                              Name:

                              ___________________________
                              Name:

                              ___________________________
                              Name:


AGREED TO AND ACCEPTED as of
December 14, 1997

PHYSICIAN SALES & SERVICE, INC.

     /s/ David A. Smith
BY:_________________________




                               -4-